              CORPORATE RESOLUTIONS AND INCUMBENCY CERTIFICATION
              Authority to Procure Loans
--------------------------------------------------------------------------------

I certify that I am the duly elected and qualified Secretary of SILICON
IMAGE, INC., a CALIFORNIA (Corporation) and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes on or as of ________________________________.

COPY OF RESOLUTIONS:

BE IT RESOLVED, That:

1. Any (insert number required to sign) (1) one of the following (insert titles only) CEO, President, CFO of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

       (a) Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank-California (the "Bank") up to an amount not exceeding $4 million;

       (b) Discount with the Bank commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

       (c) Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

       (d) Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

       (e) Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation's property and assets.

2. Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3. Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4. These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5. Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6. The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

        (PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)


      NAME (Type or Print)             TITLE                  SIGNATURE

    Scott Macomber                   President           /s/ Scott Macomber
                                                         -----------------------

    Daniel K. Atler                  CFO                 /s/ Daniel K. Atler
                                                         -----------------------

    David Lee                        CEO                 /s/ David D. Lee
                                                         -----------------------

-----------------------     -----------------------      -----------------------
-----------------------     -----------------------      -----------------------
-----------------------     -----------------------      -----------------------


IN WITNESS WHEREOF, I have affixed my name as Secretary and have caused the corporate seal of said Corporation to be affixed on ___________________________.

                                                         /s/ Susun Dunn
                                                         -----------------------
                                                                       Secretary

--------------------------------------------------------------------------------
The Above Statements are Correct.  /s/ Daniel K. Atler
                                   -------------------------------------------
                                   SIGNATURE OF OFFICER OR DIRECTOR OR, IF
                                   NONE, A SHAREHOLDER, OTHER THAN SECRETARY
                                   WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.
--------------------------------------------------------------------------------

                                          REVOLVING CREDIT LOAN & SECURITY
                                                      AGREEMENT
                                              (ACCOUNTS AND INVENTORY)


--------------------------------------------------------------------------------
 OBLIGOR #                  NOTE #                    AGREEMENT DATE
                                                      December 17, 1998
--------------------------------------------------------------------------------
 CREDIT LIMIT               INTEREST RATE             OFFICER NO./INITIALS
 $4,000,000                 Base Rate+ 0.250%         48703, MARY BETH SUHR
--------------------------------------------------------------------------------


       THIS AGREEMENT is entered into on December 17, 1998, between Comerica Bank-California ("Bank") as secured party, whose Headquarter Office is 333 West Santa Clara Street, San Jose, CA and SILICON IMAGE, INC. ("Borrower"), a Corporation whole sole place of business (if it has only one), chief executive office (if it has more than one place of business) or residence (if an individual) is located at 10131 BUBB ROAD, CUPERTINO, CA. The parties agree as follows:

1.     DEFINITIONS

          1.1 "Agreement" as used in this Agreement means and includes this Revolving Credit Loan & Security Agreement (Accounts and Inventory), any concurrent or subsequent rider to this Revolving Credit Loan & Security Agreement (Accounts and Inventory) and any extensions, supplements, amendments or modifications to this Revolving Credit Loan & Security Agreement (Accounts and Inventory) and to any such rider.

          1.2 "Bank Expenses" as used in this Agreement means and includes: all costs or expenses required to be paid by Borrower under this Agreement which are paid or advanced by Bank; taxes and insurance premiums of every nature and kind of Borrower paid by Bank; filing, recording, publication and search fees, appraiser fees, auditor fees and costs, and title insurance premiums paid or incurred by Bank in connection with Bank's transactions with Borrower; costs and expenses incurred by Bank in collecting the Receivables (with or without suit) to correct any default or enforce any provision of this Agreement, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, disposing of, preparing for sale and/or advertising to sell the Collateral, whether or not a sale is consummated; costs and expenses of suit incurred by Bank in enforcing or defending this Agreement or any portion hereof, including, but not limited to, expenses incurred by Bank in attempting to obtain relief from any stay, restraining order, injunction or similar process which prohibits Bank from exercising any of its rights or remedies; and attorneys' fees and expenses incurred by Bank in advising, structuring, drafting, reviewing, amending, terminating, enforcing, defending or concerning this Agreement, or any portion hereof or any agreement related hereto, whether or not suit is brought. Bank Expenses shall include Bank's in-house legal charges at reasonable rates.

          1.3 "Base Rate" as used in this Agreement means that variable rate of interest so announced by Bank at is headquarters office in San Jose, California as its "Base Rate" from time to time and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto.

          1.4 "Borrower's Books" as used in this Agreement means and includes all of the Borrower's books and records including but not limited to: minute books; ledgers; records indicating, summarizing or evidencing Borrower's assets, liabilities, Receivables, business operations or financial condition, and all information relating thereto, computer programs; computer disk or tape files; computer printouts; computer runs; and other computer prepared information and equipment of any kind.

          1.5 "Borrowing Base" as used in this Agreement means the sum of:
       (1) Eighty percent (80.000%) of the net amount of Eligible Accounts after deducting therefrom all payments, adjustments and credits applicable thereto ("Accounts Receivable Borrowing Base"); and (2) the amount, if any, of the advances against Inventory agreed to be made pursuant to any Inventory Rider ("Inventory Borrowing Base"), or other rider, amendment or modification to this Agreement, that may now or hereafter be entered into by Bank and Borrower. See Addendum "A" attached hereto and made a part hereof.

          1.6 "Cash Flow" as used in this Agreement means, for any applicable period of determination, the Net Income (after deduction for income taxes and other taxes of such person determined by reference to income or profits of such person) for such period, plus, to the extent deducted in computation of such Net Income, the amount of depreciation and amortization expense and the amount of deferred tax liability during such period, all as determined in accordance with GAAP. The applicable period of determination will be ____ N/A ____, beginning with the period from __________________________ to __________________________.

          1.7 "Collateral" as used in this Agreement means and includes each and all of the following: the Receivables; the negotiable collateral, the Inventory; all money, deposit accounts and all other assets of Borrower in which Bank receives a security interest or which hereafter come into the possession, custody or control of Bank; and the proceeds of any of the foregoing, including, but not limited to, proceeds of insurance covering the Collateral and any and all Receivables, negotiable collateral, Inventory, equipment, money, deposit accounts or other tangible property of borrower resulting from the sale or other disposition of the Collateral, and the proceeds thereof. Notwithstanding anything to the contrary contained herein, Collateral shall not include any waste or other materials which have been or may be designated as toxic or hazardous by Bank.

          1.8 "Credit" as used in this Agreement means all Obligations, except those obligations arising pursuant to any other separate contract, instrument, note, or other separate agreement which, by its terms, provides for a specified interest rate and term.

          1.9 "Current Assets" as used in this Agreement means, as of any applicable date of determination, all cash, non-affiliated customer receivables, United States government securities, claims against the United States government, and inventories.

          1.10 "Current Liabilities" as used in this Agreement means, as of any applicable date of determination, (i) all liabilities of a person that should be classified as current in accordance with GAAP, including without limitation any portion of the principal of the Indebtedness classified as current, plus (ii) to the extent not otherwise included, all liabilities of the Borrower to any of its affiliates whether or not classified as current in accordance with GAAP.

          1.11 "Daily Balance" as used in this Agreement means the amount determined by taking the amount of the Credit owed at the beginning of a given day, adding any new Credit advanced or incurred on such date, and subtracting any payments or collections which are deemed to be paid to the Bank in reduction of the Credit on that date under the provisions of this Agreement.

          1.12 "Eligible Accounts" as used in this Agreement means and includes those accounts of Borrower which are due and payable within sixty
       (60) days, or less, from the date of invoice, have been validly assigned to Bank and strictly comply with all of Borrower's warranties and representations to Bank; but Eligible Accounts shall not include the following: (a) accounts with respect to which the account debtor is an officer, employee, partner, joint venturer or agent of Borrower;
       (b) accounts with respect to which goods are placed on consignment, guaranteed sale or other terms by reason of which the payment by the account debtor may be conditional; (c) accounts with respect to which the account debtor is not a resident of the United States; (d) accounts with respect to which the account debtor is the United States or any department, agency or instrumentality of the United States; (e) accounts with respect to which the account debtor is any State of the United States or any city, county, town, municipality or division thereof;
       (f) accounts with respect to which the account debtor is a subsidiary of, related to, affiliated or has common shareholders, officers or directors with Borrower; (g) accounts with respect to which Borrower is or may become liable to the account debtor for goods sold or services rendered by the account debtor to Borrower; (h) accounts not paid by an account debtor within ninety (90) days from the date of the invoice; (i) accounts with respect to which account debtors dispute liability or make any claim, or have any defense, crossclaim, counterclaim, or offset;
       (j) accounts with respect to which any Insolvency Proceeding is filed by or against the account debtor, or if an account debtor becomes insolvent, fails or goes out of business; and (k) accounts owed by any single account debtor which exceed twenty percent (20%) of all of the Eligible Accounts; and (l) accounts with a particular account debtor on which over twenty-five percent (25%) of the aggregate amount owing is greater than ninety (90) days from the date of the invoice. See Addendum "A" attached hereto and made a part hereof.

          1.13 "Event of Default" as used in this Agreement means those events described in Section 7 contained herein below.

          1.14 "Fixed Charges" as used in this Agreement means and includes, for any applicable period of determination, the sum, without duplication, of
       (a) all interest paid or payable during such period by a person on debt of such person, plus (b) all payments of principal or other sums paid or payable during such period by such person with respect to debt of such person having a final maturity more than one year from the date of creation of such debt, plus (c) all debt discount and expense amortized or required to be amortized during such period by such person, plus (d) the maximum amount of all rents and other payments paid or required to be paid by such person during such period under any lease or other contract or arrangement providing for use of real or personal property in respect of which such person is obligated as a lessee, use or obligor, plus
       (e) all dividends and other distributions paid or payable by such person or otherwise accumulating during such period on any capital stock of such person, plus (f) all loans or other advances made by such person during such period to any Affiliate of such person. The applicable period of determination will be ____ N/A ____, beginning with the period from ________________________ to ________________________.

          1.15 "GAAP" as used in this Agreement means as of any applicable period, generally accepted accounting principles in effect during such period.

          1.16 "Insolvency proceeding" as used in this Agreement means and includes any proceeding or case commenced by or against the Borrower, or any guarantor of Borrower's Obligations, or any of borrower's account debtors, under any provisions of the Bankruptcy Code, as amended, or any other bankruptcy or insolvency law, including but not limited to assignments for the benefit of creditors, formal or informal moratoriums, composition or extensions with some or all creditors, any proceeding seeking a reorganization, arrangement or any other relief under the Bankruptcy code, as amended or any other bankruptcy or insolvency law.

          1.18 "Inventory" as used in this Agreement means and includes all present and future inventory in which Borrower has any interest, including, but not limited to, goods held by Borrower for sale or lease or to be furnished under a contract of service and all of Borrower's present and future raw materials, work in process, finished goods, advertising materials, and packing and shipping materials, wherever located and any documents of title representing any of the above, and any equipment, fixtures or other property used in the storing, moving, preserving, identifying, accounting for and shipping or preparing for the shipping of inventory, and any and all other items hereafter acquired by Borrower by way of substitution, replacement, return, repossession or otherwise, and all additions and accessions thereto, and the resulting product or mass, and any documents of title respecting any of the above.

          1.19 "Net Income" as used in this Agreement means the net income (or loss) of a person for any period determined in accordance with GAAP but excluding in any event:

                 (a) any gains or losses on the sale or other disposition, not in the ordinary course of business, of investments or fixed or capital assets, and any taxes on the excluded gains and any tax deductions or credits on account on any excluded losses; and

                 (b) in the case of the Borrower, net earnings of any Person in which Borrower has an ownership interest, unless such net earnings shall have actually been received by Borrower in the form of cash distributions.

          1.20 "Judicial Officer or Assignee" as used in this Agreement means and includes any trustee, receiver, controller, custodian, assignee for the benefit of creditors or any other person or entity having powers or duties like or similar to the powers and duties of trustee, receiver, controller, custodian or assignee for the benefit of creditors.

          1.21 "Obligations" as used in this Agreement means and includes any and all loans, advances, overdrafts, debts, liabilities (including, without limitation, any and all amounts charged to Borrower's account pursuant to any agreement authorizing Bank to charge Borrower's account), obligations, lease payments, guaranties, covenants and duties owing by Borrower to Bank of any kind and description whether advanced pursuant to or evidenced by this Agreement; by any note or other instrument; or by any other agreement between Bank and Borrower and whether or not for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including, without limitation, any debt, liability or obligation owing from Borrower to others which Bank may have obtained by assignment, participation, purchase or otherwise, and further including, without limitation, all interest not paid when due and all Bank Expenses which Borrower is required to pay or reimburse by this Agreement, by law, or otherwise.

          1.22 "Person" or "person" as used in this Agreement means and includes any individual, corporation, partnership, joint venture, association, trust, unincorporated association, joint stock company, government, municipality, political subdivision or agency, or other entity.

          1.23 "Receivables" as used in this Agreement means and includes all presently existing and hereafter arising accounts, instruments, documents, chattel paper, all other forms of obligations owing to Borrower, all of Borrower's rights in, to and under all purchase orders heretofore or hereafter received, all moneys due to Borrower under all contracts or agreements (whether or not yet earned or due), all merchandise returned to or reclaimed by Borrower and the Borrower's books (except minute books) relating to any of the foregoing.

          1.24 "Subordinated Debt" as used in this Agreement means indebtedness of the Borrower to third parties which has been subordinated to the Obligations pursuant to a subordination agreement in form and content satisfactory to the Bank.

          1.25 "Subordination Agreement" as used in this Agreement means a subordination agreement in form satisfactory to Bank making all present and future indebtedness of the Borrower to ____ N/A ____ subordinate to the Obligations.

          1.26 "Tangible Effective Net Worth" as used in this Agreement means net worth as determined in accordance with GAAP consistently applied, increased by Subordinated Debt, if any, and decreased by the following: patents, licenses, goodwill, subscription lists, organization expenses, trade receivables converted to notes, money due from affiliates (including officers, directors, subsidiaries and commonly held companies).

          1.27 "Tangible Net Worth" as used in this Agreement means, as of any applicable date of determination, the excess of

                 a. the net book value of all assets of a person (other than patents, patent rights, trademarks, trade names, franchises, copyrights, licenses, goodwill, and similar intangible assets) after all appropriate deductions in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization), over

                 b. all Debt of such person.

          1.28 "Total Liabilities" as used in this Agreement means the total of all items of indebtedness, obligation or liability which, in accordance with GAAP consistently applied, would be included in determining the total liabilities of the Borrower as of the date Total Liabilities is to be determined, including without limitation (a) all obligations secured by any mortgage, pledge, security interest or other lien on property owned or acquired, whether or not the obligations secured thereby shall have been assumed; (b) all obligations which are capitalized lease obligations; and (c) all guaranties, endorsements or other contingent or surety obligations with respect to the indebtedness of others, whether or not reflected on the balance sheets of the Borrower, including any obligation to furnish funds, directly or indirectly through the purchase of goods, supplies, services, or by way of stock purchase, capital contribution, advance or loan or any obligation to enter into a contract for any of the foregoing.

          1.29 "Working Capital" as used in this Agreement means, as of any applicable date of determination, Current Assets less Current Liabilities.

          1.30 Any and all terms used in this Agreement shall be construed and defined in accordance with the meaning and definition of such terms under and pursuant to the California Uniform Commercial Code (hereinafter referred to as the "Code") as amended.

          1.31 See Addendum "A" attached hereto and made a part hereof.

   2.  LOAN AND TERMS OF PAYMENT

       For value received, Borrower promises to pay to the order of Bank such amount, as provided for below, together with interest, as provided for below.

          2.1 Upon the request of Borrower, made at any time and from time to time during the term hereof, and so long as no Event of Default has occurred, Bank shall lend to Borrower an amount equal to the Borrowing Base*, provided, however, that in no event shall Bank be obligated to make advances to Borrower under this Section 2.1 whenever the Daily Balance exceeds, at any time, either the Borrowing Base including Letters of Credit sub-feature or the sum of Four Million and no/100 ($4,000,000.00), such amount being referred to herein as an "Overadvance".

          2.2 Except as hereinbelow provided, the Credit shall bear interest, on the Daily Balance owing, at a rate of Zero 25/100 (0.250) percentage points per annum above the Base Rate (the "Rate"). The Credit shall bear interest, from and after the occurrence of an Event of Default and without constituting a waiver of any such Event of Default, on the Daily Balance owing, at a rate three (3) percentage points per annum above the Rate. All interest chargeable under this Agreement that is based upon a per annum calculation shall be computed on the basis of a three hundred sixty (360) day year for actual days elapsed.

          The Base Rate as of the date of this Agreement is Eight (8.000%) per annum. In the event that the Base Rate announced is, from time to time hereafter changed, adjustment in the Rate shall be made and based on the Base Rate in effect on the date of such change. The Rate, as adjusted, shall apply to the Credit until the Base Rate is adjusted again. The minimum interest payable by the Borrower under this Agreement shall in no event be less than ____ N/A ____ per month. All interest payable by Borrower under the Credit shall be due and payable on the first day of each calendar month during the term of this Agreement. A late payment charge equal to 5% of each late payment may be charged on any payment not received by the Bank within 10 calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Agreement.

          2.3 Without affecting Borrower's obligation to repay immediately any Overadvance in accordance with Section 2.1 hereof, all Overadvances shall bear additional interest on the amount thereof at a rate equal to ____ N/A ____. (____ N/A ____%) percentage points per month in excess of the interest rate set forth in Section 2.2, from the date incurred and for each month thereafter, until repaid in full.

3.     TERM

          3.1 This Agreement shall remain in full force and effect until April 30, 2000, or until terminated by notice by Borrower. Notice of such termination by Borrower shall be effectuated by mailing of a registered or certified letter not less than thirty (30) days prior to the effective date of such termination, addressed to the Bank at the address set forth herein and the termination shall be effective as of the date so fixed in such notice. Notwithstanding the foregoing, should Borrower be in default*, as defined in Section 7 (Default) of one or more of the provisions of this Agreement, Bank may terminate this Agreement at any time without notice. Notwithstanding the foregoing, should either Bank or Borrower become insolvent or unable to meet its debts as they mature, or fail, suspend, or go out of business, the other party shall have the right to terminate this Agreement at any time without notice.
       On the date of termination all Obligations shall become immediately due and payable without notice or demand; no notice of termination by Borrower shall be effective until Borrower shall have paid all Obligations to Bank in full. Notwithstanding termination, until all Obligations have been fully satisfied, Bank shall retain its security interest in all existing Collateral and Collateral arising thereafter, and Borrower shall continue to perform all of its Obligations. *As defined in Section 7. (Default)

          3.2 After termination and when Bank has received payment in full of Borrower's Obligations to Bank, Bank shall reassign to Borrower all Collateral held by Bank, and shall execute a termination of all security agreements and security interests given by Borrower to Bank, upon the execution and delivery of mutual general releases.

4.     CREATION OF SECURITY INTEREST

          4.1 Borrower hereby grants to Bank a continuing security interest in all presently existing and hereafter arising Collateral in order to secure prompt repayment of any and all Obligations owed by Borrower to Bank and in order to secure prompt performance by Borrower of each and all of its covenants and Obligations under this Agreement and otherwise created. Bank's security interest in the Collateral shall attach to all Collateral without further act on the part of Bank or Borrower. In the event that any Collateral, including proceeds, is evidenced by or consists of a letter of credit, advice of credit, instrument, money, negotiable documents, chattel paper or similar property (collectively, "Negotiable Collateral"), Borrower shall, immediately upon receipt thereof, endorse and assign such Negotiable Collateral over to Bank and deliver actual physical possession of the Negotiable Collateral to Bank.

          4.2 Bank's security interest in Receivables shall attach to all Receivables without further act on the part of Bank or Borrower. Upon request from Bank, Borrower shall provide Bank with schedules describing all Receivables created or acquired by Borrower (including without limitation agings listing the names and addresses of, and amounts owing by date by account debtors), and shall execute and deliver written assignments of all Receivables to Bank all in a form acceptable to Bank, provided, however, Borrower's failure to execute and deliver such schedules and/or assignments shall not affect or limit Bank's security interest and other rights in and to the Receivables. Together with each schedule, Borrower shall furnish Bank with copies of Borrower's customers' invoices or the equivalent, and original shipping or delivery receipts for all merchandise sold, and Borrower warrants the genuineness thereof. Bank or Bank's designee may notify customers or account debtors of collection costs and expenses to Borrower's account but, unless and until Bank does so or gives Borrower other written instructions, Borrower shall collect all Receivables for Bank, receive in trust all, payments thereon as Bank's trustee, and, if so requested to do so from Bank, Borrower shall immediately deliver said payments to Bank in their original form as received from the account debtor and all letters of credit, advices of credit, instruments, documents, chattel paper or any similar property evidencing or constituting Collateral. Notwithstanding anything to the contrary contained herein, if sales of Inventory are made for cash, Borrower shall immediately deliver to Bank, in identical form, all such cash, checks, or other forms of payment which Borrower receives. The receipt of any check or other item of payment by Bank shall not be considered a payment on account until such check or other item of payment is honored when presented for payment, in which event, said check or other item of payment shall be deemed to have been paid to Bank two (2) calendar days after the date Bank actually receives such check or other item of payment.

          4.3 Bank's security interest in Inventory shall attach to all Inventory without further act on the part of Bank or Borrower. Upon Default Borrower will from time to time at Borrower's expense pledge, assemble and deliver such Inventory to Bank or to a third party as Bank's bailee; or hold the same in trust for Bank's account or store the same in a warehouse in Bank's name; or deliver to Bank documents of title representing said Inventory; or evidence of Bank's security interest in some other manner acceptable to Bank. Until a Default by Borrower under this Agreement or any other Agreement between Borrower and Bank, Borrower may, subject to the provisions hereof and consistent herewith, sell the Inventory, but only in the ordinary Course of Borrower's business. A sale of Inventory in Borrower's ordinary course of business does not include an exchange or a transfer in partial or total satisfaction of a debt owing by Borrower.

          4.4 Borrower shall execute and deliver to Bank concurrently with Borrower's execution of this Agreement, and at any time or times hereafter at the request of Bank, all financing statements, continuation financing statements, security agreements, mortgages, assignments, certificates of title, affidavits, reports, notices, schedules of accounts, letters of authority and all other documents that Bank may request, in form satisfactory to Bank, to perfect and maintain perfected Bank's security interest in the Collateral and in order to fully consummate all of the transactions contemplated under this Agreement. Borrower hereby irrevocably makes, constitutes and appoints Bank (and any of Bank's officers, employees or agents designated by Bank) as Borrower's true and lawful attorney-in-fact with power to sign the name of Borrower on any financing statements, continuation financing statements, security agreement, mortgage, assignment, certificate of title, affidavit, letter of authority, notice of other similar documents which must be executed and/or filed in order to perfect or continue perfected Bank's security interest in the Collateral.

          Borrower shall make appropriate entries in Borrower's Books disclosing Bank's security interest in the Receivables. Bank (through any of its officers, employees or agents) shall have the right at any time or times hereafter during Borrower's usual business hours, or during the usual business hours of any third party having control over the records of Borrower, to inspect and verify Borrower's Books in order to verify the amount or condition of, or any other matter, relating to, said Collateral and Borrower's financial condition.

          4.5 Borrower appoints Bank or any other person whom Bank may designate as Borrower's attorney-in-fact, with power to endorse Borrower's name on any checks, notes, acceptances, money order, drafts or other forms of payment or security that may come into Bank's possession; to sign Borrower's name on any invoice or bill of lading relating to any Receivables, on drafts against account debtors, on schedules and assignments of Receivables, on verifications of Receivables and on notices to account debtors; to establish a lock box arrangement and/or upon Default notify the post office authorities to change the address for delivery of Borrower's mail addressed to Borrower to an address designated by Bank, to receive and open all mail addressed to Borrower, and to retain all mail relating to the Collateral and forward all other mail to Borrower; to send, whether in writing or by telephone, requests for verification of Receivables; and to do all things necessary to carry out this Agreement. Borrower ratifies and approves all acts of the attorney-in-fact. Neither Bank nor its attorney-in-fact will be liable for any acts or omissions or for any error of judgement or mistake of fact or law. This power being coupled with an interest, is irrevocable so long as any Receivables in which Bank has a security interest remain unpaid and until the Obligations have been fully satisfied.

          4.6 In order to protect or perfect any security interest which Bank is granted hereunder, Bank may, in its sole discretion, discharge any lien or encumbrance or bond the same, pay any insurance, maintain guards, warehousemen, or any personnel to protect the Collateral, pay any service bureau, or, obtain any records, and all costs for the same shall be added to the Obligations and shall be payable on demand.

          4.7 Borrower agrees that Bank may provide information relating to this Agreement or relating to Borrower to Bank's parent, affiliates, subsidiaries and service providers.

5.     CONDITIONS PRECEDENT

          5.1 Conditions precedent to the making of the loans and the extension of the financial accommodations hereunder, Borrower shall execute, or cause to be executed, and deliver to Bank, in form and substance satisfactory to Bank and its counsel, the following:

              a.  This Agreement and other documents required by Bank;

              b. Financing statements (Form UCC-1) in form satisfactory to Bank for filing and recording with the appropriate governmental authorities;

              c. If Borrower is a corporation, then certified extracts from the minutes of the meeting of its board of directors, authorizing the borrowings and the granting of the security interest provided for herein and authorizing specific officers to execute and deliver the agreements provided for herein;

              d. If Borrower is a corporation, then a certificate of good standing showing that Borrower is in good standing under the laws of the state of its incorporation and certificates indicating that Borrower is qualified to transact business and is in good standing in any other state in which it conducts business;

              e. If Borrower is a partnership, then a copy of Borrower's partnership agreement certified by each general partner of Borrower;

              f. UCC searches, tax lien and litigation searches, fictitious business statement filings, insurance certificates, notices or other similar documents which Bank may require and in such form as Bank may require, in order to reflect, perfect or protect Bank's first priority security interest in the Collateral and in order to fully consummate all of the transactions contemplated under this Agreement;

              g. Evidence that Borrower has obtained insurance and acceptable endorsements;

              h. Waivers executed by landlords and mortgagees of any real property on which any Collateral is located; and

              i.  Warranties and representations of officers.

6.     WARRANTIES REPRESENTATIONS AND COVENANTS

          6.1 If so requested by Bank, Borrower shall, at such intervals designated by Bank, during the term hereof execute and deliver a Report of Accounts Receivable or similar report, in form customarily used by Bank. Borrower's Borrowing Base at all times pertinent hereto shall not be less than the advances made hereunder. Bank shall have the right to recompute Borrower's Borrowing Base in conformity with this Agreement.

          6.2 If any warranty is breached as to any account, or any account is not paid in full by an account debtor within Ninety (90) days from the date of invoice, or an account debtor disputes liability or makes any claim with respect thereto, or a petition in bankruptcy or other application for relief under the Bankruptcy Code or any other insolvency law is filed by or against an account debtor, or an account debtor makes an assignment for the benefit of creditors, becomes insolvent, fails or goes out of business, then Bank may deem ineligible any and all accounts owing by that account debtor, and reduce Borrower's Borrowing Base by the amount thereof. Bank shall retain its security interest in all Receivables and accounts, whether eligible or ineligible, until all Obligations have been fully paid and satisfied. Returns and allowances, if any, as between Borrower and its customers, will be on the same basis and in accordance with the usual customary practices of the Borrower, as they exist at this time. Any merchandise which is returned by an account debtor or otherwise recovered shall be set aside, marked with Bank's name, and Bank shall retain a security interest therein Borrower shall promptly notify Bank of all disputes and claims and settle or adjust them on terms approved by Bank. After Default by Borrower hereunder, no discount, credit or allowance shall be granted to any account debtor by Borrower and no material return of merchandise shall be accepted by Borrower without Bank's consent. Bank may, after default by Borrower, settle or adjust disputes and claims directly with account debtors for amounts and upon terms which Bank considers advisable, and in such cases Bank will credit Borrower's account with only the net amounts received by Bank in payment of the accounts, after deducting all Bank Expenses in connection therewith.

          6.3 Borrower warrants, represents, covenants and agrees that:

              a. Borrower has good and marketable title to the Collateral. Bank has and shall continue to have a first priority perfected security interest in and to the Collateral. The Collateral shall at all times remain free and clear of all liens, encumbrances and security interests (except as held by Bank and except as may be consented to, in writing, by Bank.)

              b. All accounts are and will, at all times pertinent hereto, be bona fide existing obligations created by the sale and delivery of merchandise or the rendition of services to account debtors in the ordinary course of business, free of liens, claims, encumbrances and security interests (except as held by Bank and except as may be consented to, in writing, by Bank) and are unconditionally owed to Borrower without defenses, disputes, offsets, counterclaims, rights of return or cancellation, and Borrower shall have received no notice of actual or imminent bankruptcy or insolvency of any account debtor at the time an account due from such account debtor is assigned to Bank.

              c. At the time each account is assigned to Bank, all property giving rise to such account shall have been delivered to the account debtor or to the agent for the account debtor for immediate shipment to, and unconditional acceptance by, the account debtor. Borrower shall deliver to Bank, as Bank may from time to time require, delivery receipts, customer's purchase orders, shipping instruction, bills of lading and any other evidence of shipping arrangements. Absent such a request by Bank, copies of all such documentation shall be held by Borrower as custodian for Bank.

          6.4 At the time each Eligible Account is assigned to Bank, all such Eligible Accounts will be due and payable on terms set forth in
       Section 1.12, or on such other terms approved in writing by Bank in advance of the creation of such accounts and which are expressly set forth on the face of all invoices, copies of which shall be held by Borrower as custodian for Bank, and no such Eligible Account will then be past due.

          6.5 Borrower shall keep the Inventory only at the following locations:
       ______________________________________ and the owner or mortgagees of the respective locations are: _______________________________________________

              a. Borrower, immediately upon demand by Bank therefor, shall now and from time to tin4a hereafter, at such intervals as are requested by Bank, deliver to Bank, designations of Inventory specifying Borrowers cost of Inventory, the wholesale market value thereof and such other matters and information relating to the Inventory as Bank may request;

              b. Borrower's Inventory, valued at the lower of Borrower's cost or the wholesale market value thereof, at all times pertinent hereto shall not be less than ____ N/A _________________________________ Dollars
       ($____N/A________) of which no less than ______ N/A _____________________
       __________ Dollars ($____N/A________) shall be in raw materials and finished goods;

              c. All of the Inventory is and shall remain free from all purchase money or other security interests, liens or encumbrances, except as held by Bank;

              d. Borrower does now keep and hereafter at all times shall keep correct and accurate records itemizing and describing the kind, type, quality and quantity of the Inventory, its cost therefor and selling price thereof, and the daily withdrawals therefrom and additions thereto, all of which records shall be available upon demand to any of Bank's officers, agents and employees for inspection and copying;

              e. All Inventory, now and hereafter at all times, shall be new Inventory of good and merchantable quality free from defects;

              f. Inventory is not now and shall not at any time or times hereafter be located or stored with a bailee, warehouseman or other third party without Bank's prior written consent which consent shall not be unreasonably withheld, and, in such event, Borrower will concurrently therewith cause any such bailee, warehouseman or other third party to issue and deliver to Bank, in a form acceptable to Bank, warehouse receipts in Bank's name evidencing the storage of Inventory or other evidence of Bank's prior rights in the Inventory. In any event, Borrower shall instruct any third party to hold all such Inventory for Bank's account subject to Bank's security interests and its instructions; and

              g. Bank shall have the right upon demand now and/or at all times hereafter, during Borrower's usual business hours, to inspect and examine the Inventory and to check and test the same as to quality, quantity, value and condition and Borrower agrees to reimburse Bank for Bank's reasonable costs and expenses in so doing.

          6.6 Borrower represents, warrants and covenants with Bank that Borrower will not, without Bank's prior written consent:

              a. Grant a security interest in or permit a lien, claim or encumbrance upon any of Borrower's property to any person, association, firm, corporation, entity or governmental agency or instrumentality;

              b. Permit any levy, attachment or restraint to be made affecting any of Borrower's assets;

              c. Permit any Judicial Officer or Assignee to be appointed or to take possession of any or all of Borrower's assets;

              d. Other than sales of Inventory in the ordinary course of Borrower's business, to sell, lease, or otherwise dispose of, move, or transfer, whether by sale or otherwise, any of Borrower's material assets;

              e. Change its name, business structure, corporate identity or structure; add any new fictitious names, liquidate, merge or consolidate with or into any other business organization;

              f.  Move or relocate any Collateral;

              g.  Acquire any other business organization;

              h. Enter into any transaction not in the usual course of Borrower's business;

              i. Make any investment in securities of any person, association, firm, entity, or corporation other than the securities of the United States of America, except in accordance with Borrower's Investment Policy which has been attached hereto and accepted by Bank.

              j. Make any change in Borrower's financial structure or in any of its business objectives, purposes or operations which would adversely effect the ability of Borrower to repay Borrower's Obligations;

              k. Incur any debts outside the ordinary course of Borrower's business except renewals or extensions of existing debts and interest thereon, except for Indebtedness incurred to finance the acquisition of fixed assets (including software) which shall not exceed $2,500,000.00.

              l. Make any advance or loan except in the ordinary course of Borrower's business as currently conducted;

              m. Make loans, advances or extensions of credit to any Person, except for sales on open account and otherwise in the ordinary course of business, and loans in an amount not to exceed $400,000.00 to officers and executives of Borrower approved by Borrower's Board of Directors for the purchase of Borrower's Capital Stock.

              n. Guarantee or otherwise, directly or indirectly, in any way be or become responsible for obligations of any other Person, whether by agreement to purchase the indebtedness of any other Person, agreement for the furnishing of funds to any other Person through the furnishing of goods, supplies or services, by way of stock purchase, capital contribution, advance or loan, for the purpose of paying or discharging (or causing the payment or discharge of) the indebtedness of any other Person, or otherwise, except for the endorsement of negotiable instruments by the Borrower in the ordinary course of business for deposit or collection.

              o. (a) Sell, lease, transfer or otherwise dispose of properties and assets having an aggregate book value of more than ____ N/A ____________ Dollars ($____N/A________) (whether in one transaction or in a series of transactions) except as to the sale of inventory in the ordinary course of business; (b) change its name, consolidate with or merge into any other corporation, permit another corporation to merge into it, acquire all or substantially all the properties or assets of any other Person, enter into any reorganization or recapitalization or reclassify its capital stock, or (c) enter into any sale-leaseback transaction;

              p. Subordinate any indebtedness due to it from a person to indebtedness of other creditors of such person;

              q. Purchase or hold beneficially any stock or other securities of, or make any investment or acquire any interest whatsoever in, any other Person, except for the common stock of the Subsidiaries owned by the Borrower on the date of this Agreement and except for certificates of deposit with maturities of one year or less of United States commercial banks with capital, surplus and undivided profits in excess of $100,000,000 and direct obligations of the United States Government maturing within one year from the date of acquisition thereof; or except as provided in the approved Investment Policy.

              r. Allow any fact, condition or event to occur or exist with respect to any employee pension or profit sharing plans established or maintained by it which might constitute grounds for termination of any such plan or for the Court appointment of a trustee to administer any such plan.

          6.7 Borrower is not a merchant whose sales for resale of goods for personal, family or household purposes exceeded seventy-five percent (75%) in dollar volume of its total sales of all goods during the 12 months preceding the filing by Bank of a financing statement describing the Collateral. At no time hereafter shall Borrower's sales for resale of goods for personal, family or household purposes exceed seventy-five percent (75%) in dollar volume of its total sales.

          6.8 Borrower's sole place of business or chief executive office or residence is located at the address indicated above and Borrower covenants and agrees that it will not, during the term of this Agreement, without prior written notification to Bank, relocate said sole place of business or chief executive office or residence.

          6.9 If Borrower is a corporation, Borrower represents, warrants and covenants as follows:

              a. Borrower will not make any distribution or declare or pay any dividend (in stock or in cash) to any shareholder or on any of its capital stock, of any class, whether now or hereafter outstanding, or purchase, acquire, repurchase, redeem or retire any such capital stock; in accordance with employee stock repurchase agreements (provided a Default does not exist at the time of such repurchase or would not exist after giving effect thereto.)

              b. Borrower is and shall at all times hereafter be a corporation duly organized and existing in good standing under the laws of the state of its incorporation and qualified and licensed to do business in California or any other state in which it conducts its business;

              c. Borrower has the right and power and is duly authorized to enter into this Agreement; and

              d. The execution by Borrower of this Agreement shall not constitute a breach of any provision contained in Borrower's articles of incorporation or by-laws.

          6.10 The execution of and performance by Borrower of all of the terms and provisions contained in this Agreement shall not result in a breach of or constitute an event of default under any agreement to which Borrower is now or hereafter becomes a party.

          6.11 Borrower shall promptly notify Bank in writing of its acquisition by purchase, lease or otherwise of any after acquired property of the type included in the Collateral, with the exception of purchases of Inventory in the ordinary course of business.

          6.12 All assessments and taxes, whether real, personal or otherwise, due or payable by, or imposed, levied or assessed against, Borrower or any of its property have been paid, and shall hereafter be paid in full, before delinquency. Borrower shall make due and timely payment or deposit of all federal, state and local taxes, assessments or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof. Borrower will make timely payment or deposit of all F.I.C.A. payments and withholding taxes required of it by applicable laws, and will upon request furnish Bank with proof satisfactory to it that Borrower has made such payments or deposit. If Borrower fails to pay any such assessment, tax, contribution, or make such deposit, or furnish the required proof, Bank may, in its sole and absolute discretion and without notice to Borrower, (i) make payment of the same or any part thereof; or (ii) set up such reserves in Borrower's account as Bank deems necessary to satisfy the liability therefor, or both. Bank may conclusively rely on the usual statements of the amount owing or other official statements issued by the appropriate governmental agency. Each amount so paid or deposited by Bank shall constitute a Bank Expense and an additional advance to Borrower.

          6.13 There are no actions or proceedings pending by or against Borrower or any guarantor of Borrower before any court or administrative agency and Borrower has no knowledge of any pending, threatened or imminent litigation, governmental investigations or claims, complaints, actions or prosecutions involving Borrower or any guarantor of Borrower, except as heretofore specifically disclosed in writing to Bank. If any of the foregoing arise during the term of the Agreement, Borrower shall immediately notify Bank in writing.

          6.14 a. Borrower, at its expense, shall keep and maintain its assets insured against loss or damage by fire, theft, explosion, sprinklers and all other hazards and risks ordinarily insured against by other owners who use such properties in similar businesses for the full insurable value thereof. Borrower shall also keep and maintain business interruption insurance and public liability and property damage insurance relating to Borrower's ownership and use of the Collateral and its other assets. All such policies of insurance shall be in such form, with such companies, and in such amounts as may be satisfactory to Bank. Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All such policies of insurance (except those of public liability and property damage) shall contain an endorsement in a form satisfactory to Bank showing Bank as a loss payee thereof, with a waiver of warranties (Form 438-BFU), and all proceeds payable thereunder shall be payable to Bank and, upon receipt by Bank, shall be applied on account of the Obligations owing to Bank. To secure the payment of the Obligations, Borrower grants Bank a security interest in and to all such policies of insurance (except those of public liability and property damage) and the proceeds thereof, and upon Default Borrower shall direct all insurers under such policies of insurance to pay all proceeds thereof directly to Bank.

          b. Upon Default Borrower hereby irrevocably appoints Bank (and any of Bank's officers, employees or agents designated by Bank) as Borrower's attorney for the purpose of making, selling and adjusting claims under such policies of insurance, endorsing the name of Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance. Borrower will not cancel any of such policies without Bank's prior written consent. Each such insurer shall agree by endorsement upon the policy or policies of insurance issued by it to Borrower as required above, or by independent instruments furnished to Bank, that it will give Bank at least ten (10) days written notice before any such policy or policies of insurance shall be altered or cancelled, and that no act or default of Borrower, or any other person, shall affect the right of Bank to recover under such policy or policies of insurance required above or to pay any premium in whole or in part relating thereto. Bank, without waiving or releasing any Obligations or any Event of Default, may, but shall have no obligation to do so, obtain and maintain such policies of insurance and pay such premiums and take any other action with respect to such policies which Bank deems advisable. All sums so disbursed by Bank, as well as reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall constitute Bank Expenses and are payable on demand.

          6.15 All financial statements and information relating to Borrower which have been or may hereafter be delivered by Borrower to Bank are true and correct and have been prepared in accordance with GAAP consistently applied and there has been no material adverse change in the financial condition of Borrower since the submission of such financial information to Bank.

          6.16 a. Borrower at all times hereafter shall maintain a standard and modern system of accounting in accordance with GAAP consistently applied with ledger and account cards and/or computer tapes and computer disks, computer printouts and computer records pertaining to the Collateral which contain information as may from time to time be requested by Bank, not modify or change its method of accounting or enter into, modify or terminate any agreement presently existing, or at any time hereafter entered into with any third party accounting firm and/or service bureau for the preparation and/or storage of Borrower's accounting records without the written consent of Bank first obtained and without said accounting firm and/or service bureau agreeing to provide information regarding the Receivables and Inventory and Borrower's financial condition to Bank; permit Bank and any of its employees, officers or agents, upon demand, during Borrower's usual business hours, or the usual business hour of third persons having control thereof, to have access to and examine all of the Borrower's Books relating to the Collateral, Borrower's Obligations to Bank, Borrower's financial condition and the results of Borrower's operations and in connection therewith, permit Bank or any of its agents, employees or officers to copy and make extracts therefrom.

          b. Borrower shall deliver to Bank within thirty (30) days after the end of each Month , a COMPANY PREPARED balance sheet and profit and loss statement covering Borrower's operations and deliver to Bank within one hundred twenty (120) days after the end of each of Borrower's fiscal years a(n) AUDITED statement of the financial condition of the Borrower for each such fiscal year, including but not limited to, a balance sheet and profit and loss statement and any other report requested by Bank relating to the Collateral and the financial condition of Borrower, and a certificate signed by an authorized employee of Borrower to the effect that all reports, statements, computer disk or tape files, computer printouts, computer runs, or other computer prepared information of any kind or nature relating to the foregoing or documents delivered or caused to be delivered to Bank under this subparagraph are complete, correct and thoroughly present in accordance with GAAP the financial condition of borrower and that there exists on the date of delivery to Bank no condition or event which constitutes a breach or Event of Default under this Agreement.

          c. In addition to the financial statements requested above, the Borrower agrees to provide Bank with the following schedules:

       __ XX ___________ Accounts Receivable Agings  on a MONTHLY * basis:

       __ XX ___________ Accounts Payable Agings     on a MONTHLY * basis;

       _________________ Job Progress Reports        on a ___________ basis; and

       ____ XX ____ BORROWING BASE CERTIFICATES, on a MONTHLY * basis BUDGETS, PROJECTIONS OR OTHER FINANCIAL
       EXHIBIT WHICH LENDER MAY REASONABLY

          * Within 15 days of month end

          6.17 Borrower shall maintain the following financial ratios and covenants on a consolidated and non-consolidated basis:

       a.  Working Capital in an amount not less than ____ N/A _________________

       b. Tangible Effective Net Worth in an amount not less than $5,500,000.00 TO INCREASE BY 75% OF QUARTERLY NET PROFIT AFTER TAX AND 50% OF NEW EQUITY RAISED AFTER SEPTEMBER 30, 1998.

       c. a ratio of Current Assets to Current Liabilities of not less than ____ N/A ________________________________________________________________
       _________________________________________________________________________

       d. a quick ratio of cash plus securities plus Receivables to Current Liabilities of not less than 1.50:1.00.

       e. a ratio of Total Liabilities (less debt subordinated to Bank) to Tangible Effective Net Worth of less than ____ N/A ______________________
       _________________________________________________________________________

       f.  a ratio of Cash Flow to Fixed Charges of not less than ____ N/A _____
       _________________________________________________________________________

       g. Net Income after taxes of QUARTERLY PROFITABILITY ON AN OPERATING AND AFTER TAX BASIS, BEGINNING QUARTER ENDING MARCH 31, 2000.

       h. Borrower shall not without Bank's prior written consent acquire or expend for or commit itself to acquire or expend for fixed assets by lease, purchase or otherwise in an aggregate amount that exceeds
       ____ N/A ________________________________________________________________
       __________________________ Dollars ($___________) in any fiscal year; and

       i.  SEE ADDENDUM "A" ATTACHED HERETO AND MADE A PART HEREOF.

          All financial covenants shall be computed in accordance with GAAP consistently applied except as otherwise specifically set forth in this Agreement. All monies due from affiliates (including officers, directors and shareholders) shall be excluded from Borrower's assets for all purposes hereunder.

          6.18 Borrower shall promptly supply Bank (and cause any guarantor to supply Bank) with such other information (including tax returns) concerning its financial affairs (or that of any guarantor) as Bank may request from time to time hereafter, and shall promptly notify Bank of any material adverse change in Borrower's financial condition and of any condition or event which constitutes a breach of or an event which constitutes an Event of Default under this Agreement.

          6.19 Borrower is now and shall be at all times hereafter solvent and able to pay its debts (including trade debts) as they mature.

          6.20 Borrower shall immediately and without demand reimburse Bank for all sums expended by Bank in connection with any action brought by Bank to correct any default or enforce any provision of this Agreement, including all Bank Expenses; Borrower authorizes and approves all advances and payments by Bank for items described in this Agreement as Bank Expenses.

          6.21 Each warranty, representation and agreement contained in this Agreement shall be automatically deemed repeated with each advance and shall be conclusively presumed to have been relied on by Bank regardless of any investigation made or information possessed by Bank. The warranties, representations and agreements set forth herein shall be cumulative and in addition to any and all other warranties, representations and agreements which Borrower shall give, or cause to be given, to Bank, either now or hereafter.

          6.22 Borrower shall keep all of its principal bank accounts with Bank and shall notify the Bank immediately in writing of the existence of any other bank account, deposit account, or any other account into which money can be deposited, provided Borrower may maintain investment accounts with an investment manager acceptable to Bank.

          6.23 Borrower shall furnish to the Bank: (a) as soon as possible, but in no event later than thirty (30) days after Borrower knows or has reason to know that any reportable event with respect to any deferred compensation plan has occurred, a statement of the chief financial officer of Borrower setting forth the details concerning such reportable event and the action which Borrower proposes to take with respect thereto, together with a copy of the notice of such reportable event given to the Pension Benefit Guaranty Corporation, if a copy of such notice is available to Borrower; (b) promptly after the filing thereof with the United States Secretary of Labor or the Pension Benefit Guaranty Corporation, copies of each annual report with respect to each deferred compensation plan; (c) promptly after receipt thereof, a copy of any notice Borrower may receive from the Pension Benefit Guaranty Corporation or the Internal Revenue Service with respect to any deferred compensation plan; provided, however, this subparagraph shall not apply to notice of general application issued by the Pension Benefit Guaranty Corporation or the Internal Revenue Service; and (d) when the same is made available to participants in the deferred compensation plan, all notices and other forms of information from time to time disseminated to the participants by the administrator of the deferred compensation plan.

          6.24 Borrower is now and shall at all times hereafter remain in compliance with all federal, state and municipal laws, regulations and ordinances relating to the handling, treatment and disposal of toxic substances, wastes and hazardous material and shall maintain all necessary authorizations and permits.

          6.25 Borrower shall maintain insurance on the life of _____ N/A _____ in an amount not to be less than ________________ Dollars ($____________) under one or more policies issued by insurance companies satisfactory to Bank, which policies shall be assigned to Bank as security for the Obligations and on which Bank shall be named as sole beneficiary.

          6.26 Borrower shall limit direct and indirect compensation paid to the following employees: ________________, ________________,
       ________________, to an aggregate of ____ N/A ________________ Dollars
       ($____ N/A________) per ____ N/A ________.

          6.27 Borrower shall perform all acts reasonably necessary to ensure that: (i) Borrower and any business in which Borrower holds a substantial interest, and (ii) all customers, suppliers and vendors that are material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems, As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive function before, during and after the year 2000. Borrower shall, immediately upon request, provide to Bank such certifications or other evidence of Borrower's compliance with terms of this paragraph as Bank may from time to time require.

7.     EVENTS OF DEFAULT

       Any one or more of the following events shall constitute a default by Borrower under this Agreement: (a "Default").

       a. If Borrower fails or neglects to perform, keep or observe any term, provision, condition, covenant, agreement, warranty or representation contained in this Agreement, or any other present or future agreement between Borrower and Bank;

       b. If any representation, statement, report or certificate made or delivered by Borrower, or any of its officers, employees or agents to Bank is not true and correct;

       c. If Borrower fails to pay when due and payable or declared due and payable, all or any portion of the Borrower's Obligations (whether of principal, interest, taxes, reimbursement of Bank Expenses, or otherwise);

       d. If there is a material impairment of the prospect of repayment of all or any portion of Borrower's Obligations or a material impairment of the value or priority of Bank's security interest in the Collateral;

       e. If all or any of Borrower's assets are attached, seized, subject to a writ or distress warrant, or are levied upon, or come into the possession of any Judicial Officer or Assignee and the same are not released, discharged or bonded against within ten (10) days thereafter;

       f. If any Insolvency Proceeding is filed or commenced by or against Borrower without being dismissed within thirty (30) days thereafter;

       g. If any proceeding is filed or commenced by or against Borrower for its dissolution or liquidation;

       h. If Borrower is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

       i. If a notice of lien, levy or assessment is filed of record with respect to any or all of Borrower's assets by the United States Government, or any department, agency or instrumentality thereof, or by any state, county, municipal or other government agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a lien, whether choate or otherwise, upon any or all of the Borrower's assets and the same is not paid on the payment date thereof;

       j. If a judgment or other claim becomes a lien or encumbrance upon any or all of Borrower's assets and the same is not satisfied, dismissed or bonded against within ten (10) days thereafter;

       k. If Borrower's records are prepared and kept by an outside computer service bureau at the time this Agreement is entered into or during the term of this Agreement such an agreement with an outside service bureau is entered into, and at any time thereafter, without first obtaining the written consent of Bank, Borrower terminates, modifies, amends or changes its contractual relationship with said computer service bureau or said computer service bureau fails to provide Bank with any requested information or financial data pertaining to Bank's Collateral, Borrower's financial condition or the results of Borrower's operations;

       l. If Borrower permits a default in any material agreement to which Borrower is a party with third parties so as to result in an acceleration of the maturity of Borrower's indebtedness to others, whether under any indenture, agreement or otherwise;

       m. If Borrower makes any payment on account of indebtedness which has been subordinated to Borrower's Obligations to Bank;

       n. If any misrepresentation exists now or thereafter in any warranty or representation made to Bank by any officer or director of Borrower, or if any such warranty or representation is withdrawn by any officer or director;

       o. If any party subordinating its claims to that of Bank's or any guarantor of Borrower's Obligations dies or terminates its subordination or guaranty, becomes insolvent or an Insolvency Proceeding is commenced by or against any such subordinating party or guarantor;

       p.  If Borrower is an individual and Borrower dies;

       q. If there is a change of ownership or control of ____ N/A ____________ percent (_____%) or more of the issued and outstanding stock of Borrower; or

       r. If any reportable event, which the Bank determines constitutes grounds for the termination of any deferred compensation plan by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer any such plan, shall have occurred and be continuing thirty (30) days after written notice of such determination shall have been given to Borrower by Bank, or any such Plan shall be terminated within the meaning of Title IV of the Employment Retirement Income Security Act ("ERISA"), or a trustee shall be appointed by the appropriate United States District Court to administer any such plan, or the Pension Benefit Guaranty Corporation shall institute proceedings to terminate any plan and in case of any event described in this Section 7.0, the aggregate amount oF the Borrower's liability to the Pension Benefit Guaranty Corporation under Sections 4062, 4063 or 4064 of ERISA shall exceed five percent (5%) of Borrower's Tangible Effective Net Worth.

          Notwithstanding anything contained in Section 7 to the contrary, Bank shall refrain from exercising its rights and remedies and Event of Default shall thereafter not be deemed to have occurred by reason of the occurrence of any of the events set forth in Sections 7.e, 7.f or 7.j of this Agreement if, within ten (10) days from the date thereof, the same is released, discharged, dismissed, bonded against or satisfied; provided, however, if the event is the institution of Insolvency Proceedings against Borrower, Bank shall not be obligated to make advances to Borrower during such cure period.

8.     BANK'S RIGHTS AND REMEDIES

          8.1 Upon the occurrence of an Event of Default by Borrower under this Agreement, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

          a. Declare Borrower's Obligations, whether evidenced by this Agreement, installment notes, demand notes or otherwise, immediately due and payable to the Bank;

          b. Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, or any other agreement between Borrower and Bank;

          c. Terminate this Agreement as to any future liability or obligation of Bank, but without affecting Bank's rights and security interests in the Collateral, and the Obligations of Borrower to Bank;

          d. Without notice to or demand upon Borrower or any guarantor, make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter tile premises where the Collateral is located, take and maintain possession of the Collateral and the premises (at no charge to Bank), or any part thereof, and to pay, purchase, contest or compromise any encumbrance, charge or lien which in the opinion of Bank appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith;

          e. Until a Default is cured or all Obligations have been paid in full without limiting Bank's rights under any security interest, Bank is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use OF any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral and Borrower's rights under all licenses and all franchise agreement shall inure to Bank's benefit, and Bank shall have the right and power to enter into sublicense agreements with respect to all such rights with third parties on terms acceptable to Bank, only to the extent necessary to dispose of Collateral;

          f. Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sales and sell (in the manner provided for herein) the Inventory;

          g. Sell or dispose the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as is commercially reasonable in the opinion of Bank. It is not necessary that the Collateral be present at any such sale;

          h. Bank shall give notice of the disposition of the Collateral as follows:

              (1) Bank shall give the Borrower and each holder of a security interest in the Collateral who has filed with Bank a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some disposition other than a public sale is to be made of the Collateral, the time on or after which the private sale or other disposition is to be made;

              (2) The notice shall be personally delivered or mailed, postage prepaid, to Borrower's address appearing in this Agreement, at least five (5) calendar days before the date fixed for the sale, or at least five (5) calendar days before the date on or after which the private sale or other disposition is to be made, unless the Collateral is perishable or threatens to decline speedily in value. Notice to persons other than Borrower claiming an interest in the Collateral shall be sent to such addresses as they have furnished to Bank;

              (3) If the sale is to be a public sale, Bank shall also give notice of the time and place by publishing a notice one time at least five (5) calendar days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be hold; and

              (4)  Bank may credit bid and purchase at any public sale.

          i. Borrower shall pay all Bank Expenses incurred in connection with Bank's enforcement and exercise of any of its rights and remedies as herein provided, whether or not suit is commenced by Bank;

          j. Any deficiency which exists after disposition of the Collateral as provided above will be paid immediately by Borrower. Any excess will be returned, without interest and subject to the rights of third parties, to Borrower by Bank, or, in Bank's discretion, to any party who Bank believes, in good faith, is entitled to the excess; and

          k. Without constituting a retention of Collateral in satisfaction of an obligation within the meaning of 9505 of the Uniform Commercial Code or an action under California Code of Civil Procedure 726, apply any and all amounts maintained by Borrower as deposit accounts (as that term is defined under 9105 of the Uniform Commercial Code) or other accounts that Borrower maintains with Bank against the Obligations.

          8.2 Bank's rights and remedies under this Agreement and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided by law or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election or acquiescence by Bank.

9.     TAXES AND EXPENSES REGARDING BORROWER'S PROPERTY

Upon notice, if Borrower fails to pay promptly when due to another person or entity, monies which Borrower is required to pay by reason of any provision in this Agreement, Bank may, but need not, pay the same and charge Borrower's account therefor, and Borrower shall promptly reimburse Bank. All such sums shall become additional indebtedness owing to Bank, shall bear interest at the rate hereinabove provided, and shall be secured by all Collateral. Any payments made by Bank shall not constitute (i) an agreement by it to make similar payments in the future; or (ii) a waiver by Bank of any default under this Agreement. Bank need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance or lien and the receipt of the usual official notice of the payment thereof shall be conclusive evidence that the same was validly due and owing. Such payments shall constitute Bank Expenses and additional advances to Borrower.

10.    WAIVERS

          10.1 Borrower agrees that checks and other instruments received by Bank in payment or on account of Borrower's Obligations constitute only conditional payment until such items are actually paid to Bank and Borrower waives the right to direct the application of any and all payments at any time or times hereafter received by Bank on account of Borrower's Obligations and Borrower agrees that Bank shall have the continuing exclusive right to apply and reapply such payments in any manner as Bank may deem advisable, notwithstanding any entry by Bank upon its books.

          10.2 Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, documents, instruments chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

          10.3  Bank shall not in any way or manner be liable or responsible for
       (a) the safekeeping of the Inventory; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency or other person whomsoever. All risk of loss, damage or destruction of Inventory shall be borne by Borrower, provided Bank uses customary and reasonable methods of safekeeping and maintenance.

          10.4 Borrower waives the right and tile right to assert a confidential relationship, if any, it may have with any accountant, accounting firm and/or service bureau or consultant in connection with any information requested by Bank pursuant to or in accordance with this Agreement, and agrees that a Bank may contact directly any such accountants, accounting firm and/or service bureau or consultant in order to obtain such information.

          10.5 BORROWER AND BANK EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY TRANSACTION HEREUNDER, OR CONTEMPLATED HEREUNDER, OR ANY OTHER CLAIM (INCLUDING TORT OR BREACH OF DUTY CLAIMS) OR DISPUTE HOWSOEVER ARISING BETWEEN BANK AND BORROWER.

          10.6 In the event that Bank elects to waive any rights or remedies hereunder, or compliance with any of the terms hereof, or delays or falls to pursue or enforce any terms, such waiver, delay or failure to pursue or enforce shall only be effective with respect to that single act and shall not be construed to affect any subsequent transactions or Bank's right to later pursue such rights and remedies.

11.    ONE CONTINUING LOAN TRANSACTION

All loans and advances heretofore, now or at any time or times hereafter made by Bank to Borrower under this Agreement or any other agreement between Bank and Borrower, shall constitute one loan secured by Bank's security interests in the Collateral and by all other security interests, lions, encumbrances heretofore, now or from time to time hereafter granted by Borrower to Bank.

Notwithstanding the above, (i) to the extent that any portion of the Obligations are a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in the Borrower's principal dwelling which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the Borrower (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure the loan and any other Obligation of the Borrower (or any of them), unless expressly provided to the contrary in another place.

12.    NOTICES

Unless otherwise provided in this Agreement, all notices or demands by either party on the other relating to this Agreement shall be in writing and sent by regular United States mail, postage prepaid, properly addressed to Borrower or to Bank at the addresses stated in this Agreement, or to such other addresses as Borrower or Bank may from time to time specify to the other in writing. Requests to Borrower by Bank hereunder may be made orally.

13.    AUTHORIZATION TO DISBURSE

Bank is hereby authorized to make loans and advances hereunder upon telephonic or other instructions received from anyone purporting to be an officer, employee, or representative of Borrower, or at the discretion of Bank if said loans and advances are necessary to meet any Obligations of Borrower to Bank. Bank shall have no duty to make inquiry or verify the authority of any such party, and Borrower shall hold Bank harmless from any damage, claims or liability by reason of Bank's honor of, or failure to honor, any such instructions, provided such actions are consistent with the Borrowing Resolution provided herein.

14.    DESTRUCTION OF BORROWER'S DOCUMENTS

Any documents, schedules, invoices or other papers delivered to Bank, may be destroyed or otherwise disposed of by Bank six (6) months after they are delivered to or received by Bank, unless Borrower requests, in writing, the return of the said documents, schedules, invoices or other papers and makes arrangements, at Borrower's expense, for their return.

15.    CHOICE OF LAW

The validity of this Agreement, its construction, interpretation and enforcement, and the rights of the parties hereunder and concerning the Collateral, shall be determined according to the laws of the State of California. The parties agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated only in the state and federal courts in the Northern District of California or County of Santa Clara.

16.    GENERAL PROVISIONS

          16.1 This Agreement shall be binding and deemed effective when executed by the Borrower and accepted and executed by Bank at its Headquarter Office.

          16.2 This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties, provided, however, that Borrower may not assign this Agreement or any rights hereunder without Bank's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Bank shall release Borrower or any guarantor from their Obligations to Bank. Bank may assign this Agreement and its rights and duties hereunder. Bank reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in Bank's rights and benefits hereunder. In connection therewith, Bank may disclose all documents and information which Bank now or hereafter may have relating to Borrower or Borrower's business.

          16.3 Paragraph headings and paragraph numbers have been set forth herein for convenience only; unless the contrary is compelled by the context, everything contained in each paragraph applies equally to this entire Agreement.

          16.4 Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Bank or Borrower, whether under any rule of construction or otherwise; on the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto. When permitted by the context, the singular includes the plural and vice versa.

          16.5 Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

          16.6 This Agreement cannot be changed or terminated orally. Except as to currently existing Obligations owing by Borrower to Bank, all prior agreements, understandings, representations, warranties, and negotiations, if any, with respect to the subject matter hereof, are merged into this Agreement.

          16.7 The parties intend and agree that their respective rights, duties, powers liabilities, obligations and discretions shall be performed, carried out, discharged and exercised reasonably and in good faith.

       IN WITNESS WHEREOF, the parties hereto have caused this Revolving Credit Loan & Security Agreement (Accounts and Inventory) to be executed as of the date first hereinabove written.


ATTEST:                                           BORROWER:  SILICON IMAGE, INC.

                                                  By: /s/ Daniel K Atler
-----------------------------------------------       --------------------------
Title:                                                      Signature of

Accepted and effective as of  December 17, 1998   Title:   CFO
at Bank's Headquarter Office                             -----------------------

                                                  By:
                                                      --------------------------
                                                       Signature of

       (Bank)  Comerica Bank-California           Title:
                                                         -----------------------
By:  /s/ Mary Beth Suhr                           By:
    --------------------------------------------      --------------------------
     Signature of MARY BETH SUHR                      Signature of

Title:   VICE PRESIDENT                           Title:
       -----------------------------------------         -----------------------
                                                  By:
                                                      --------------------------
                                                       Signature of

                                                  Title:
                                                         -----------------------

       Bank agrees to subordinate any security interest it may have in any assets, other than Receivables and Inventory, to the security interest of any person providing purchase money financing for such assets, provided that such financing shall not exceed a principal amount of $2,500,000 (Two Million Five Hundred Thousand).

       Bank further agrees to execute such form UCC2's as Borrower may reasonably request to effect the foregoing.

                                EQUIPMENT RIDER

Borrower(s):         SILICON IMAGE, INC.

       Borrower has entered into a certain Revolving Credit and Security Agreement (Accounts and Inventory) or a certain Loan and Security Agreement (Accounts and Inventory) (either hereinafter referred to as "Agreement"), dated December 17, 1998 with Bank (Secured Party). This EQUIPMENT RIDER (hereinafter referred to as this Rider) dated December 17, 1998 is hereby made a part of and incorporated into that Agreement.

1. Borrower grants to Bank a security interest in the following (hereinafter referred to as "Equipment"):

       (a) All of Borrower's present machinery, equipment, fixtures, vehicles, office equipment, furniture, furnishings, tools, dies, jigs and attachments, wherever located, (including but not limited to, the items listed and described on the Schedule of Equipment attached hereto and marked Exhibit "A" and by this reference made a part hereof as though fully set forth hereat);

       (b) all of Borrower's additional equipment, wherever located, of like or unlike nature, to be acquired hereafter, and all replacements, substitutes, accessions, additions and improvements to any of the foregoing; and

2. Bank's security interest in the Equipment as set forth above shall secure each, any and all of Borrower's Obligations to Bank, as the term "Obligations" is defined in the Agreement; and, the payment of Borrower's indebtedness in the principal amount of Four Million Seven Hundred Fifty Thousand and no/100 Dollars ($4,750,000.00) and interest evidenced by VARIOUS NOTES.

3. Bank may, in its sole discretion, from time to time hereafter, make loans to Borrower. Loans made by Bank to Borrower pursuant to this Rider shall be included as part of the Obligations of Borrower to Bank and at Bank's option, may be evidenced by promissory note(s), in form satisfactory to Bank. Such loans shall bear interest at the rate and be payable in the manner specified in said promissory note(s) in the event Bank exercises the aforementioned option, and in the event Bank does not, such loans shall bear interest at the rate and be payable in the manner specified in the Agreement.

4.  Borrower represents and warrants to Bank that:

       (a)  it has good and indefeasible title to the Equipment;

       (b) the Equipment is and will be free and clear of all liens, security interests, encumbrances and claims, except as held by Bank,

       (c)  the Equipment shall be kept only at the following locations:

            -------------------------------------------------------------
       (d)  the owners or mortgagees of the respective locations are:

            -------------------------------------------------------------
       (e) Bank shall have the right upon demand now and/or at all times hereafter, during Borrower's usual business hours to inspect and examine the Equipment and Borrower agrees to reimburse Bank for its reasonable costs and expenses in so doing.

5. Borrower shall keep and maintain the Equipment in good operating condition and repair, make all necessary replacements thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Borrower shall not permit any items of Equipment to become a fixture to real estate or accession to other property, and the Equipment is now and shall at all times remain and be personal property.

6. Borrower, at its expense, shall keep and maintain: the Equipment insured against loss or damage by fire, theft, explosion, sprinklers and all other hazards and risks ordinarily insured against by other owners who use such properties and interest in properties in similar businesses for the full insurable value thereof; and business interruption insurance and public liability and property damage insurance relating to Borrowers ownership and use of its assets. All such policies of insurance shall be in such form, with such companies and in such amounts as may be satisfactory to Bank. Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payment of all premiums thereof. All such policies of insurance (except those of public liability and property damage) shall contain an endorsement in a form satisfactory to Bank showing loss payable to Bank and all proceeds payable thereunder shall be payable to Bank and upon receipt by Bank shall be applied on the account of Borrower's Obligations. To secure the payment of Borrower's Obligations, Borrower grants Bank a security interest in and to all such policies of insurance (except those of public liability and property damage) and the proceeds thereof and directs all insurers under such policies of insurance to pay all proceeds thereof directly to Bank. Borrower hereby irrevocably appoints Bank (and any of Bank's officers, employees or agents designated by Bank) as Borrower's attorney-in-fact for the purpose of making, settling and adjusting claims under such policies of insurance and for making all determinations and decisions with respect to such policies of insurance. Each such insurer shall agree by endorsement upon the policy or policies of insurance issued by it to Borrower as required above, or by independent instruments furnished to Bank that it will give Bank at least ten (10) days written notice before any such policy or policies of insurance shall be altered or canceled, and that no act or default of Borrower, or any other person, shall affect the right of Bank to recover under such policy or policies of insurance required above or to pay any premium in whole or in part relating thereto. Bank, without waiving or releasing any obligations or defaults by Borrower hereunder, may at any time or times hereafter, but shall have no obligations to do so, obtain and maintain such policies of insurance and pay such premiums and take any other action with respect to such policies which Bank deems advisable. All sums so disbursed by Bank, including reasonable attorney's fees, court costs, expenses and other charges relating thereto, shall be a part of Borrower's Obligations and payable on demand.

7. Until default by Borrower under the Agreement or this Rider, Borrower may subject to the provisions of the Agreement and this Rider and consistent therewith, remain in possession thereof and use the Equipment referred to herein in the ordinary course of business at the location or locations hereinabove designated.

8. All of the terms, conditions, warranties, covenants, agreements and representations of the Agreement are incorporated herein and reaffirmed.

9. Upon a default by Borrower under the Agreement or this Rider, Borrower upon request of Bank to do so, agrees to assemble and make he Equipment or any part thereof available to Bank at a place designated by Bank.

10. Borrower shall upon demand by Bank immediately deliver to Bank and properly endorse, any and all evidences of ownership, certificates of title or applications for titles to any of the aforesaid items of Equipment.

11. Bank shall not in any way or manner be liable or responsible for (a) the safekeeping of the Equipment; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof or (d) any act or default by any person whomsoever. All risk of Loss, damage or destruction of the Equipment shall be borne by Borrower.

Borrower(s):  SILICON IMAGE, INC.

/s/ Daniel K. Atler
-----------------------------------    ---------------------------------------
By:                                    By:

-----------------------------------    ---------------------------------------
By:                                    By:

Accepted this 17th day of December, 1998 at Bank's place of business in San Jose, CA 95113

                                        By:  /s/ Mary Beth Suhr
                                           ------------------------------------
                                              MARY BETH SUHR, VICE PRESIDENT

                             ENVIRONMENTAL RIDER

                                Comerica Bank-California
                                -----------------------------------------------
                                               NAME OF OFFICE

                                333 West Santa Clara Street, San Jose, CA 95113
                                -----------------------------------------------
                                                   ADDRESS

       This ENVIRONMENTAL RIDER (this "Rider") dated this 17th day of December, 1998 is hereby made a part of and incorporated into that certain LOAN & SECURITY AGREEMENT (the "Agreement") dated December 17, 1998 between Comerica Bank-California a California corporation ("Lender") and SILICON IMAGE, INC. ("Borrower").

   1. Borrower hereby represents, warrants and covenants that none of the collateral or real property occupied and/or owned by Borrower has ever been used by Borrower or any other previous owner and/or operator in connection with the disposal of or to refine, generate, manufacture, produce, store, handle, treat, transfer, release, process or transport any hazardous waste, as defined in 42 U.S.C. 9601 (14) ("Hazardous Substance"), and Borrower will not at any time use the collateral or such real property for the disposal of, refining of, generating, manufacturing, producing, storing, handling, treating, transferring, releasing, processing, or transporting any such Hazardous Waste and/or Hazardous Substances.

   2. None of the collateral or real property used and/or occupied by Borrower has been designated, listed or identified in any manner by the United States Environmental Protection Agency (the "EPA") or under and pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, set forth at 42 U.S.C. 9601 et seq. ("CERCLA") or the Resource Conservation and Recovery Act of 1986, as amended, set forth at 42 U.S.C. 9601 et seq. ("RCRA") or any other environmental protection statute as a Hazardous Waste or Hazardous Substance disposal or removal site, superfund or cleanup site or candidate for removal of closure pursuant to RCRA, CERCLA or any other environmental protection statute.

   3. Borrower has not received a summons, citation, notice, directive, letter or other communication, written or oral, from the EPA or any other federal or state governmental agency or instrumentality, authorized pursuant to an environmental protection statute, concerning any intentional or unintentional action or omission by Borrower resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying, dumping or otherwise disposing of Hazardous Waste or Hazardous Substance into the environment resulting in damage thereto or to the fish, shellfish, wildlife, biota or other natural resources.

   4. Borrower shall not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part, or on the part of any third party, on property owned and/or occupied by Borrower, any disposal, releasing, spilling, leaking, pumping, omitting, Pouring, emptying or dumping of a Hazardous Waste or Hazardous Substance into the environment where damage may result to the environment, fish, shellfish, wildlife, biota or other natural resources unless such disposal, release, spill, leak, pumping, emission, pouring, emptying or dumping is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal or state governmental authority.

   5.  Borrower shall furnish to Lender:

       (a) Promptly and in any event within thirty (30) days after receipt thereof, a copy of any notice, summons, citation, directive, letter or other communications from the EPA or any other governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with the handling, transporting, transferring, disposal or in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or-dumping of Hazardous Waste or Hazardous Substances into the environment resulting in damage to the environment, fish. shellfish, wildlife, biota and any other natural resource;

       (b) Promptly and in any event within thirty (30) days after the receipt thereof, a copy of any notice of or other communication concerning the filing of a lien upon, against or in connection with Borrower, the collateral or Borrower's real property by the EPA or any other governmental agency or instrumentality authorized to file such a lien pursuant to an environmental protection statute in connection with a fund to pay for damages and/or cleanup and/or removal costs arising from the intentional or unintentional action or omission of Borrower resulting from the disposal or in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of Hazardous Waste or Hazardous Substances into the environment;

       (c) Promptly and in any event within thirty (30) days after the receipt thereof, a copy of any notice, directive, letter or other communication from the EPA or any other governmental agency or instrumentality acting under the authority of an environmental protection statute indicating that all or any portion of the Borrower's property or assets have been listed and/or borrowers deemed by such agency to be the owner and operator of the facility that has failed to furnish to the EPA or other authorized governmental agency or instrumentality, all the information required by the RCRA, CERCLA or other applicable environmental protection statutes;

       (d) Promptly and in no event more than thirty (30) days after the filing thereof with the EPA or other governmental agency or instrumentality authorized as such pursuant to an environmental protection statute, copies of any and all information reports filed with such agency or instrumentality in connection with Borrower's compliance with RCRA, CERCLA or other applicable environmental protection statutes.

   6. Any one or more of the following events which occur with respect to Borrower shall constitute an event of default:

       (a) The breach by Borrower of any covenant or condition, representation or warranty contained in this Rider;

       (b) The failure by Borrower to comply with each, every and all of the requirements of RCRA, CERCLA or any other applicable environmental protection statutes on the real property and/or on owned by borrower;

       (c) The receipt by Borrower of a notice from the EPA or any other governmental agency or instrumentality acting under the authority of any environmental protection statute, indicating that a lien has been filed against any of the collateral, or any of Borrower's other property by the EPA or any other governmental agency or instrumentality in connection with a fund as a result of damage arising from an intentional or unintentional action or omission by Borrower resulting from the disposal, releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of Hazardous Substances or Hazardous Waste into the environment; and

       (d) Any other event or condition exists which might, in the opinion of Lender, under applicable environmental protection statutes, have a material adverse effect on the financial or operational condition of Borrower or the value of all or any material part of the collateral or other property of Borrower.

       In witness whereof, the Borrower has agreed as of the date first set forth above.

SILICON IMAGE, INC.
---------------------------
   (BORROWER/PLEDGOR)




By: /s/ Daniel K. Atler            By:
    -----------------------           ----------------------
Its:                               Its:
    -----------------------            ---------------------
By:                                By:
    -----------------------           ----------------------
Its:                               Its:
    -----------------------            ---------------------

                               STATE OF CALIFORNIA
       UNIFORM COMMERCIAL CODE-FINANCING STATEMENT-FORM UCC-1 (REV. 1/90)
           IMPORTANT-READ INSTRUCTIONS ON BACK BEFORE FILING OUT FORM

    This financing Statement is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to
           Section 9403 of the California Uniform Commercial Code.
      This FINANCING STATEMENT is presented for filing pursuant to the
                      California Uniform Commercial Code.


---------------------------------------------------------------------------------------------------------------------------------
 1.     DEBTOR (LAST NAME FIRST-IF AN INDIVIDUAL)                                         1A. SOCIAL SECURITY OR FEDERAL TAX NO.
        SILICON IMAGE, INC.
                                                                                                         77-0396307
---------------------------------------------------------------------------------------------------------------------------------
 1B.    MAILING ADDRESS                                          1C.    CITY, STATE                         1D.    ZIP CODE
        10131 BUBB ROAD                                                 CUPERTINO, CA                              95014
---------------------------------------------------------------------------------------------------------------------------------
 2.     ADDITIONAL DEBTOR    (IF ANY)      (LAST NAME FIRST - IF AN INDIVIDUAL)           2A. SOCIAL SECURITY OR FEDERAL TAX NO.

---------------------------------------------------------------------------------------------------------------------------------
 2B.    MAILING ADDRESS                                          2C.    CITY, STATE                          2D.    ZIP CODE

---------------------------------------------------------------------------------------------------------------------------------
 3.     DEBTOR'S TRADE NAMES OR STYLES     (IF ANY)                                       3A.    FEDERAL TAX NUMBER

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
4.     SECURED PARTY                                                                     4A. SOCIAL SECURITY NO., FEDERAL TAX
                                                                                             NO. OR BANK TRANSIT AND A.B.A. NO.
            NAME:  Comerica-Bank California
            MAILING ADDRESS:  333 West Santa Clara Street                                    90-3752
            CITY:  San Jose      STATE                             ZIP CODE  95113
---------------------------------------------------------------------------------------------------------------------------------
5.     ASSIGNEE OF SECURED PARTY   (IF ANY)                                              5A. SOCIAL SECURITY NO., FEDERAL TAX
                                                                                            NO. OR BANK TRANSIT AND A.B.A. NO.
            NAME:
            MAILING ADDRESS:
            CITY:                STATE                             ZIP CODE  95113
---------------------------------------------------------------------------------------------------------------------------------
6.     This FINANCING STATEMENT covers the following types or items of property (INCLUDE DESCRIPTION OF REAL PROPERTY ON WHICH
LOCATED AND OWNER OF RECORD WHEN REQUIRED BY INSTRUCTION 4).


All of the following property now owned or later acquired by Debtor, wherever located: all accounts, chattel paper, contract rights, deposit accounts, documents, instruments, inventory, returned or repossessed goods, equipment and fixtures, and all additions, attachments, accessions, parts, replacements, substitutions, renewals, and records (including without limit computer software) pertaining to the foregoing property, and all products and proceeds of any of the foregoing (whether cash or non-cash proceeds), including without limit insurance and condemnation proceeds.


---------------------------------------------------------------------------------------------------------------------------------
 7. CHECK /X/        7A. /X/ PRODUCTS OF COLLATERAL         7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH INSTRUCTION
    IF APPLICABLE        ARE ALSO COVERED                       5(A)                                                       ITEM

                                                                          / / (1)       / / (2)       / / (3)       / / (4)
---------------------------------------------------------------------------------------------------------------------------------
 8. CHECK /X/            / /  DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC SEC. 9105 (1) (n)
    IF APPLICABLE
---------------------------------------------------------------------------------------------------------------------------------
 9.                             DATE:  December 17, 1998                                   C   10.  THIS SPACE FOR USE OF FILING
                                                                                           O   OFFICER (DATE, TIME, FILE NUMBER AND
                                                                                           D   FILING OFFICER)
 SIGNATURE(S) OF DEBTOR(S)      /s/ Daniel K. Atler                                        E
--------------------------------------------------------------------------------------------

 SILICON IMAGE, INC.                                                                       1

 TYPE OR PRINT NAME(S) OF DEBTOR(S)                                                        2
--------------------------------------------------------------------------------------------
                                                                                           3
 SIGNATURE(S) OF SECURED PARTY(IES)             /s/ Mary Beth Suhr                         4
--------------------------------------------------------------------------------------------
                                                    BY:  MARY BETH SUHR, VICE PRESIDENT

 Comerica Bank-California                                                                  5
 TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)                                               6
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
11. RETURN COPY TO:                                                                        7
                                                                                           8
NAME        Comerica Bank-California                                                       9
ADDRESS     P.O. BOX 49032                                                                 0
CITY        San Jose
STATE       CA
ZIP CODE    95161-9032


LC 5336 (5-94)

UNIFORM COMMERCIAL CODE-FORM UCC-1         Approved by the Secretary of State

                             INSTRUCTIONS (REV. 01-83)

1.     PLEASE TYPE THIS FORM USING BLACK TYPEWRITER RIBBON.

2.     If the space provided for any item is inadequate:
       a.     Note "Cont'd." in the appropriate space(s).
       b. Continue the item(s) preceded by the Item No. on an additional 8-1/2" x 11" sheet.
       c. Head each additional sheet with the Debtor's name (last name first for individuals) appearing in Item No. 1 of this form. Be sure to attach a copy of the additional sheet to each copy of the form.

3.     NUMERICAL IDENTIFICATION:
       a. If the Debtor, Secured Party or Assignee is an individual, include Social Security Number in the appropriate space. Disclosure of Social Security number is optional for the filing of this statement. It will be used to assist in correctly identifying individuals with similar names.
       b. If the Debtor, Secured Party or Assignee is other than an individual or a bank, show Federal Taxpayer Number in the appropriate space.
       c. If the Secured Party or Assignee is a bank, show Transit and ABA number in the appropriate space. This must be the complete 10 digit number.

4.     COLLATERAL DESCRIPTION - Item 6
       a. If the financing statement covers Crops growing or to be grown, the statement must also contain a description of the real estate concerned in accordance with UCC Sec. 9402(1).
       b. If the financing statement covers timber to be cut or minerals or the like (including oil and gas) or accounts resulting from the sale of such minerals at the wellhead or minehead or if the financing statement is filed as a fixture filing under UCC See. 9313, the financing statement (i) must show that it covers this type of collateral, (ii) must recite that it is to be recorded in the real estate records, and (iii) must contain a legal description of the real estate. If the debtor does not have an interest of record in the real estate, the financing statement most show the name of a record owner in Item No. 6.

5.     SIGNATURES:
       Before mailing, be sure that the financing statement has been properly signed. A financing statement requires the signature of the debtor only EXCEPT under the following circumstances. If any of these circumstances apply, check the appropriate box in item 713 and enter required information in Item 6.
       a. a.Under the provisions of UCC Sec. 9402(2), a financing statement is sufficient when it is signed by the SECURED PARTY alone if it is filed to perfect a security interest in:
              (1) collateral already subject to a security interest in another jurisdiction when it is brought into this State or when the debtor's location is changed to this State. Such a financing statement must state that the collateral was brought into this State or that the debtor's location was changed to this State.
              (2) proceeds under UCC Sec. 9306, if the security interest in the original collateral was perfected. Such a financing statement must describe the original collateral and give the date of filing and the file number of the prior financing statement.
              (3) collateral as to which the filing has lapsed. Such a financing statement must include a statement to the effect that the prior financing statement has lapsed and give the date of filing and the file number of the prior financing statement.
              (4) collateral acquired after a change of name, identity or corporate structure of the debtor. Such a financing statement must include a statement that the name, identity or corporate structure of the debtor has been changed and give the date of filing and the file number of the prior financing statement and the name of the debtor as shown in the prior financing statement.

6.     FILING FEE -- PROPER PLACE TO FILE
       Enclose the appropriate filing fee payable to the appropriate Filing Officer. Financing statements and related papers pertaining to consumer goods should be filed with the County Recorder in the county of the debtor's residence, or if the debtor is not a resident of this State, then in the office of the County Recorder of the county in which the goods are kept. When the collateral is crops growing or to be grown, timber to be cut, minerals or the like (including oil and gas), accounts resulting from the sale of such minerals at the wellhead or minehead, then filing is with the County Recorder of the county where the property is located. When the financing statement is filed as a fixture filing, the statement should be filed in the office where a mortgage on the real estate would be recorded and with the Secretary of State. In all other cases, including financing statements covering collateral (including fixtures) of a transmitting utility, filing is with the Secretary of State.

7.     REMOVE SECURED PARTY AND DEBTOR COPIES.
       Send the ORIGINAL AND FIRST COPY with interleaved carbon paper to the Filing Officer with the correct filing fee. The original will be retained by the Filing Officer. The copy will be returned with the filing date and time stamped thereon. INDICATE THE NAME AND MAILING ADDRESS OF THE PERSON OR FIRM TO WHOM THE COPY IS TO BE RETURNED IN ITEM NO.11.

                              STATE OF CALIFORNIA

       UNIFORM COMMERCIAL CODE-FINANCING STATEMENT-FORM UCC-1 (REV. 1/90)
           IMPORTANT-READ INSTRUCTIONS ON BACK BEFORE FILING OUT FORM

    This STATEMENT is presented for filing pursuant to the California Uniform
                                Commercial Code.

-----------------------------------------------------------------------------------------------------------------------------------
1. FILE NO. OF ORIG. FINANCING   1A. DATE OF FILING OF ORIG.   1B. DATE OF ORIG. FINANCING   1C. PLACE OF FILING ORIG. FINANCING
   STATEMENT                         FINANCING STATEMENT           STATEMENT                     STATEMENT

   9720460779                        07/18/97                                                    SACRAMENTO, CA
-----------------------------------------------------------------------------------------------------------------------------------
2. DEBTOR           (LAST NAME FIRST)                                                        2A. SOCIAL SECURITY OR FEDERAL
                                                                                                 TAX NO.
        SILICON IMAGE, INC.                                                                      77-0396307
-----------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                             2C. CITY, STATE              2D. ZIP CODE

        10131 BUBB ROAD                                         CUPERTINO, CA                    95014
-----------------------------------------------------------------------------------------------------------------------------------
3. ADDITIONAL DEBTOR       (IF ANY)             (LAST NAME FIRST)                            3A. SOCIAL SECURITY OR FEDERAL
                                                                                                 TAX NO.
-----------------------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                                             3C. CITY, STATE              3D. ZIP CODE

-----------------------------------------------------------------------------------------------------------------------------------

4. SECURED PARTY                                                                             4A. SOCIAL SECURITY NO., FEDERAL
                                                                                                 TAX NO. OR BANK TRANSIT AND
        NAME:  SILICON VALLEY BANK                                                               A.B.A. NO.

        MAILING ADDRESS:  3003 TASMAN DR., MAIL SORT NC662

        CITY:  SANTA CLARA                 STATE:  CA           ZIP CODE:  95054
-----------------------------------------------------------------------------------------------------------------------------------

5. ASSIGNEE OF SECURED PARTY                                                                 5A. SOCIAL SECURITY NO., FEDERAL
                                                                                                 TAX NO., OR BANK TRANSIT
        NAME:                                                                                    A.B.A. NO.

        MAILING ADDRESS:

        CITY:                              STATE:               ZIP CODE:
-----------------------------------------------------------------------------------------------------------------------------------

6.      A  / / CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date showing above is continued.  If collateral is crops or
               timber, check here   / /   and insert description of real
               property on which growing or to be grown in item 7 below.
-------------------------------------------------------------------------------

        B  / / RELEASE - From the collateral described in the Financing
               Statement bearing the file number shown above, the Secured
               Party releases the collateral described in Item 7 below.

-------------------------------------------------------------------------------

        C  / / ASSIGNMENT - The Secured party certifies that the Secured
               Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in
               Item 7 below.

-------------------------------------------------------------------------------

        D  /X/ TERMINATION - The Secured Party certifies that the Secured
               Party no longer claims a security interest under the Financing
               Statement bearing the file number shown above.

-------------------------------------------------------------------------------

        E / / AMENDMENT - the Financing Statement bearing the file number shown above is amended as set forth in Item 7 below.
               (Signature of Debtor required on all amendments).

-------------------------------------------------------------------------------

        F  / / OTHER

-------------------------------------------------------------------------------
7.

-----------------------------------------------------------------------------------------------------------------------------------
8.                                                                            C  9. This Space for Use of Filing Officer
                                                                              O             (Date, Time, Filing Office)
                                     (Date)      December 17, 1998            D
                                           -------------------------------    E

By: /s/ Daniel K. Atler
   -----------------------------------------------------------------
SIGNATURE(S) OF DEBTOR(S)                 (TITLE)                             1

                                                                              2
SILICON VALLEY BANK
                                                                              3
By: ________________________________________________________________
SIGNATURE(S) OF DEBTOR(S)                 (TITLE)                             4

                                                                              5

                                                                              6

-------------------------------------------------------------------------
10.                       RETURN COPY TO                                      7

NAME                 Comerica Bank-California
                                                                              8
ADDRESS              P.O. Box 49032

CITY AND STATE       San Jose, CA 95161-9032                                  9
-----------------------------------------------------------------------------------------------------------------------------------

(1) FILING OFFICER COPYLC 5337 (1-91)

UNIFORM COMMERCIAL CODE --               Approved by            STANDARD FORM --
     FORM UCC-2                     the Secretary of State      FILING FEE $5.00

                                  INSTRUCTIONS

     1.   PLEASE TYPE THIS FORM USING BLACK TYPEWRITER RIBBON.

     2.   IF THE SPACE PROVIDED FOR ANY ITEM IS INADEQUATE

          a.   Note "Cont'd." in the appropriate space(s).

          b. Continue the item(s) preceded by the Item No. on an additional 8-1/2"x 11" sheet.

          c. Head each additional sheet with the Debtor's name (last name first) appearing in Item No. 2 of this form. Be sure to attach a copy of the additional sheet to each copy of the form.

     3. NUMERICAL IDENTIFICATION: Social Security, Federal Tax, Transit/ABA Numbers and ZIP codes are to be included, if possible, so that Statements may be more readily indexed and information rapidly retrieved through the use of electronic data processing equipment in the Secretary of State's Office.

          a. If the Debtor, Secured Party or Assignee is an individual, include Social Security Number in the appropriate space.

          b. If the Debtor, Secured Party or Assignee is other than an individual or a bank, show Federal Taxpayer Number in the appropriate space.

          c. If the Secured Party or Assignee is a bank, show Transit and ABA number in the appropriate space.

     4. Be sure to indicate type of statement being filed by checking the appropriate box in Item No. 6.

     5.   Remove Secured Party and Debtor copies.

          Send the ORIGINAL AND FIRST COPY with interleaved carbon paper to the Filing Officer with the correct filing fee. The original will be retained by the Filing Officer. The copy will be returned with the filing date and time stamped thereon. Indicate the name and mailing address of the person or firm to whom the copy is to be returned in Item No. 10.

     6. FILING FEE: Enclose filing fee of three dollars ($3) payable to the appropriate Filing Officer.

     7. SIGNATURES: Before mailing be sure that the Statement has been properly signed. Continuation, Release, Assignment, or Termination Statements require only the signature of the Secured Party of Record. An Amendment requires the signatures of both the Debtor and Secured Party of Record.

                        AGREEMENT TO FURNISH INSURANCE
-------------------------------------------------------------------------------
(Herein called "Bank")

Borrower(s):   SILICON IMAGE, INC.
               10131 BUBB ROAD
               CUPERTINO, CA 95014

I understand that the Security Agreement or Deed of Trust which I executed in connection with this transaction requires me to provide a physical damage insurance policy including a Lenders Loss Payable Endorsement in favor of the Bank as shown below, within ten (10) days from the date of this agreement.

The following minimum insurance must be provided according to the terms of the security documents.

/ /  AUTOMOBILES, TRUCKS, RECREATIONAL VEHICLES   /X/  MACHINERY & EQUIPMENT:  MISCELLANEOUS PERSONAL
     PROPERTY
       Comprehensive & Collission                        Fire & Extended Coverage
       Lender's Loss Payable Endorsement                 Lender's Loss Payable Endorsement
                                                         / /  Breach of Warranty Endorsement

/ /  BOATS                                        / /  AIRCRAFT
       All Risk Hull Insurance                           All Risk Ground & Flight Insurance
       Lender's Loss Payable Endorsement                 Lender's Loss Payable Endorsement
       / /  Breach of Warranty Endorsement               / /  Breach of Warranty Endorsement

/ /  MOBILE HOMES                                 / / REAL PROPERTY
       Fire, Theft & Combined Additional Coverage        Fire & Extended Coverage
       Lender's Loss Payable Endorsement                 Lender's Loss Payable Endorsement
       / /  Earthquake                                   / /  All Risk Coverage
                                                         / /  Special Form risk Coverage
/X/  INVENTORY                                           / /
                                                         / /  Earthquake
                                                         / /  Other_____________________________
/ /  Other_____________________________________________________________________________________________


I may obtain the required insurance from any company that is acceptable to the Bank, and will deliver proof of such coverage with an effective date of December 17, 1998 or earlier.

I understand and agree that if I fail to deliver proof of insurance to the Bank at the address below, or upon the lapse or cancellation of such insurance, the Bank may procure Lender' Single Interest Insurance or other similar coverage on the property. If the Bank procures insurance to protect its interest in the property described in the security documents, the cost for the insurance will be added to my indebtedness as provided in the security documents. Lender's Single Interest Insurance shall cover only the Bank's interest as a secured party, and shall become effective at the earlier of the funding date of this transaction or the date my insurance was cancelled or expired. I UNDERSTAND THAT LENDER'S SINGLE INTEREST INSURANCE WILL PROVIDE ME WITH ONLY LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN, HOWEVER, MY EQUITY IN THE PROPERTY WILL NOT BE INSURED. FURTHER, THE INSURANCE WILL NOT PROVIDE MINIMUM PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND DOES NOT MEET THE REQUIREMENTS OF THE FINANCIAL RESPONSIBILITY LAW.

         -------------------------------------------------------------
                   Bank Address for Insurance Documents:

                Comerica Bank-California
                ------------------------------------------------
                333 West Santa Clara Street
                ------------------------------------------------
                San Jose, CA 95113
                ------------------------------------------------

         -------------------------------------------------------------

I acknowledge having read the provisions of this agreement, and agree to its terms. I authorize the Bank to provide to any person (including any insurance agent or company) any information necessary to obtain the insurance coverage required.

OWNER(S) OF COLLATERAL:                   DATED:  December 17,1998
                                                 -------------------------
SILICON IMAGE, INC.

/s/ Daniel K. Atler
------------------------------------      -------------------------------------
------------------------------------      -------------------------------------
-------------------------------------------------------------------------------
                            INSURANCE VERIFICATION

Date _______________________________      Phone _______________________________
Agents Name ________________________      Person Talked to ____________________
Agents Address ________________________________________________________________
Insurance Company _____________________________________________________________
Policy Number(s) ______________________________________________________________
Effective Dates: From ______________      To: _________________________________
Deductible $ _______________________      Comments:
-------------------------------------------------------------------------------

                           BORROWER'S AUTHORIZATION
--------------------------------------------------------------------------------

                                                        Date:  December 17, 1998
                                                               -----------------

I (we) hereby authorize and direct Comerica Bank-California      ("Bank") to pay
                                   ------------------------------

to   Silicon Valley Bank           $    Per Demand Letter
   ------------------------------    ----------------------------

to                                 $
   ------------------------------    ----------------------------

to                                 $
   ------------------------------    ----------------------------

to                                 $
   ------------------------------    ----------------------------

of the proceeds of my (our) loan from the Bank evidenced by a note in the original principal amount of:

$4,000,000.00, dated December 17, 1998.




Borrower(s):

SILICON IMAGE, INC.

     /s/ Daniel K. Atler                         Its:    CFO
-------------------------------------------           --------------------------
SIGNATURE OF                                             TITLE

                                                 Its:
-------------------------------------------           --------------------------
SIGNATURE OF                                             TITLE

                                                 Its:
-------------------------------------------           --------------------------
SIGNATURE OF                                             TITLE

                                                 Its:
-------------------------------------------           --------------------------
SIGNATURE OF                                             TITLE

               BORROWER'S TELEPHONE AND FACSIMILE AUTHORIZATION
--------------------------------------------------------------------------------

Obligor Number:                              Date:   December 17, 1998
                ------------------------           -----------------------------

Assignment Unit:    95820                    Obligation Number:
                 -----------------------                        ----------------

The undersigned confirms certain borrowing arrangements pursuant to and subject to the terms of the $4,000,000.00 Note, and all renewals, extensions, modifications, and/or substitutions thereof (the "Note") dated December 17, 1998, executed and delivered by the undersigned to Comerica Bank-California ("Bank").

Until notice to the contrary to the undersigned, Bank has agreed that advances under the Note may be requested from time to time at the discretion of the undersigned by telephone or facsimile transmission. Immediately upon receipt from time to time of such telephone request or facsimile transmission from the undersigned, Bank is authorized to lend and credit such sums of money as requested to any of the following accounts or any other account with Bank designated by the undersigned (together with the Security Code) (such account(s) referred to as

"Designated Account(s)")    those within Comerica
                          -------------------------    -------------------------

                          -------------------------    -------------------------

                          -------------------------    -------------------------

Bank may rely on receipt of the Security Code as proof that the caller or sender is authorized to make the request for advance, repayment, change of Security Code on Comerica's Flexline System, or change of Designated Account(s) on behalf of the undersigned.

The undersigned acknowledges that borrowings under the Note may be repaid from time to time at the election of the undersigned, but subject to the terms of the Note and any related agreement with Bank, upon receipt of instructions to do so sent from the undersigned to Bank by telephone or facsimile transmission (together with the Security Code and the Designated Account(s)). Repayment may be effected (in whole or in part) by debiting any account designated above (or designated in compliance with the above paragraph) in accordance with the undersigned's instructions (together with the Security Code). The undersigned shall remain fully responsible for any amounts outstanding under the Note if the undersigned's accounts with Bank are insufficient for the repayment of the Note. All requests for payments are to be against collected funds.

The undersigned acknowledges that if Bank makes an advance or effects a repayment based on a request made by telephone or facsimile transmission, it shall be for the convenience of the undersigned and all risks involved in the use of this procedure shall be borne by the undersigned, and the undersigned expressly agrees to indemnify and hold Bank harmless therefor. Without limitation of the foregoing, the undersigned acknowledges that Bank shall have no duty to confirm the authority of anyone requesting an advance or repayment by telephone or facsimile transmission, and further that Bank has advised the undersigned to protect and safeguard the Security Code to prevent its unauthorized use. The undersigned assumes any losses or damages whatsoever which may occur or arise out of its failure to protect and safeguard the Security Code or out of its unauthorized use.

Borrower(s):    SILICON IMAGE, INC.

--------------------------------------------------------------------------------

Address:  10131, BUBB ROAD         CUPERTINO      CA        USA       95014
         ---------------------------------------------------------------------
           STREET ADDRESS          CITY           STATE     COUNTRY   ZIP CODE


SILICON IMAGE, INC.

     /s/ Daniel K. Atler                         Its:    CFO
-------------------------------------------           --------------------------
SIGNATURE OF                                             TITLE

                                                 Its:
-------------------------------------------           --------------------------
SIGNATURE OF                                             TITLE

                                                 Its:
-------------------------------------------           --------------------------
SIGNATURE OF                                             TITLE

                                                 Its:
-------------------------------------------           --------------------------
SIGNATURE OF                                             TITLE

--------------------------------------------------------------------------------
Comerica Flexline customers will enter their Security Code directly into Comerica's Flexline system. For customers desiring to utilize a Security Code outside of the Flexline system, please enter your Security Code below.

Security Code
              ------------------
--------------------------------------------------------------------------------

                                   STATEMENT


                                                        DATE:  December 17, 1998
                                                              ------------------


---------------------------

SILICON IMAGE, INC.                    Comerica Bank-California
10131 BUBB ROAD                        P.O. Box 49032
                                       San Jose, CA 95161-9032

CUPERTINO, CA 95014

---------------------------

--------------------------------------------------------------------------------

RE: Fee on $4,000,000.00     Note, dated December 17, 1998, and    Officer 48703
                             maturing April 30, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




Origination/Commitment Fee                       $30,000.00
















            TOTAL DUE:                           $30,000.00

--------------------------------------------------------------------------------


                                 CUSTOMER COPY


/X/  CUSTOMER CHECK ATTACHED

/ /  CHARGE DDA NO.
                    ------------------------------------------------------------

ACKNOWLEDGED BY:
                 ---------------------------------------------------------------

              CORPORATE RESOLUTIONS AND INCUMBENCY CERTIFICATION
              Authority to Procure Loans
--------------------------------------------------------------------------------

ADDENDUM "A" ATTACHED TO THAT CERTAIN LOAN & SECURITY AGREEMENT DATED DECEMBER 17, 1998 BY AND BETWEEN SILICON IMAGE, INC. AND COMERICA
BANK-CALIFORNIA AND MADE A PART THEREOF. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE FOLLOWING PROVISIONS SHALL APPLY:

Section 1.5
        (3) Allowing 95% advance rate on the insured amount of Foreign Accounts Receivable. Insured amount = invoice amount minus deductible minus co-insurance.

Section 1.12
        (m)  Allowing 25% concentration on all Accounts Receivables.
        (n)  Allowing up to $1,000,000.00 on ATI (Canadian) subject to receipt, review and acceptance of satisfactory financial information.
        (o)  Allowing up to 50% concentration limit on Mitac (foreign insured).

Section 1.31
        Letter of Credit sub-feature - the amount of $500,000.00 for the issuance of Letters of Credit is to be allowed within the borrowing base and within the line amount. Standby and Commercial Letters of Credit expiry dates to be within one year. Expiry dates to be less than 90 days beyond the line maturity. If line is not renewed, Letters of Credit have to be cash secured.

Section 6.17
        (i)  Semi annual Accounts Receivable audits.
        (J) Without Bank's prior written consent, which consent Bank shall not unreasonably withhold, Borrower shall not enter into any agreement with a Person other than Bank that prohibits or otherwise restricts in any way Borrower's ability to grant a security interest in, or encumber, any of Borrower's Intellectual Property.


                                                            INITIAL HERE /s/ DKA
                                                                         -------


                                       1